                                                                    EXHIBIT 1(d)

                      THIRD AMENDMENT DATED JUNE 18, 2002

         TO JANUS ADVISER SERIES TRUST INSTRUMENT DATED MARCH 22, 2000

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect (i) the designation of shares of existing Series of the Trust as "Class I Shares," and (ii) the designation and establishment of a second class of shares of each Series of the Trust ("Class C Shares"):

                                   SCHEDULE A

Series of the Trust                            Available Classes
-------------------                            -----------------

Janus Adviser Aggressive Growth Fund           Class I Shares
                                               Class C Shares

Janus Adviser Balanced Fund                    Class I Shares
                                               Class C Shares

Janus Adviser Capital Appreciation Fund        Class I Shares
                                               Class C Shares

Janus Adviser Core Equity Fund                 Class I Shares
                                               Class C Shares

Janus Adviser Growth Fund                      Class I Shares
                                               Class C Shares

Janus Adviser Growth and Income Fund           Class I Shares
                                               Class C Shares

Janus Adviser Strategic Value Fund             Class I Shares
                                               Class C Shares

Janus Adviser Global Value Fund                Class I Shares
                                               Class C Shares

Janus Adviser International Fund               Class I Shares
                                               Class C Shares

Janus Adviser Worldwide Fund                   Class I Shares
                                               Class C Shares

Janus Adviser Flexible Income Fund             Class I Shares
                                               Class C Shares

Janus Adviser Money Market Fund                Class I Shares
                                               Class C Shares

                                               [SEAL]